United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

February 3, 2014

Date of Report (date of earliest event reported)

Fox Factory Holding Corp.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-36040	26-1647258
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

915 Disc Drive

Scotts Valley, California 95066

(Address of Principal Executive Offices) (Zip Code)

(831) 274-6500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Fox Factory Holding Corp.

Current Report on Form 8-K

Item 2.02.	Results of Operations and Financial Condition.

On February 3, 2014, Fox Factory Holding Corp. (“FOX” or the “Company”) issued a press release announcing its preliminary earnings for its fiscal fourth quarter and fiscal year ended December 31, 2013 and providing earnings guidance for its fiscal first quarter ending March 31, 2014 and fiscal year ending December 31, 2014. A copy of that release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Company intends that all such statements be subject to the “safe-harbor” provisions contained in those sections. Such forward-looking statements include, but are not limited to, the risks and uncertainties described in Part II, Item 1A. “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2013 and filed with the Securities and Exchange Commission on November 6, 2013 or described in the Company’s other filings with the Securities and Exchange Commission. New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this Current Report. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company’s expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Investors are cautioned not to place undue reliance on the Company’s forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

The information contained in this Item 2.02 of this Current Report is being furnished, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

Exhibits

The following exhibits are furnished herewith:

Exhibit	Description

99.1	Text of press release issued by Fox Factory Holding Corp. on February 3, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fox Factory Holding Corp.

Date: February 3, 2014	By:	/s/ Zvi Glasman
Zvi Glasman
Chief Financial Officer, Secretary and Treasurer

Exhibit Index

Exhibit	Description

99.1	Text of press release issued by Fox Factory Holding Corp. on February 3, 2014.